1290 FUNDS – 1290 DOUBLELINE DYNAMIC ALLOCATION FUND

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE PROSPECTUS DATED MARCH 3, 2016

This Supplement updates certain information contained in the Prospectus of 1290 DoubleLine Dynamic Allocation Fund (“Fund”), a series of the 1290 Funds (“Trust”), dated March 3, 2016. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information relating to changes to the minimum initial investment and subsequent investment for Class A and Class C shares of the Fund.

Effective October 1, 2016, the table contained in the section of the Prospectus entitled “About the Fund – Purchase and Redemption of Fund Shares” is deleted in its entirety and replaced with the following information:

	A Class	C Class	I Class	R Class
Minimum Initial Investment	$1,000 for all accounts except: • $500 for certain fee-based programs • $500, if establishing an Automatic Bank Draft Plan • No minimum for certain employer-sponsored retirement plans	$1,000 for all accounts except: • $500 for certain fee-based programs • $500, if establishing an Automatic Bank Draft Plan • No minimum for certain employer-sponsored retirement plans

$1,000,000 for certain institutions and individuals

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund

No Minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Effective October 1, 2016, the minimum investment information for purchases of Class A and Class C shares of the Fund, as described in the “Share Classes at a Glance” table contained in the section of the Fund’s Prospectus entitled “Investing in the Fund – Choosing a Share Class,” is deleted and replaced with the following information:

	Class A	Class C1
Minimum Investment	$1,000 for all accounts except: • $500 for certain fee-based programs.	$1,000 for all accounts except: • $500 for certain fee-based programs.
	• $500, if establishing an Automatic Bank Draft Plan.	• $500, if establishing an Automatic Bank Draft Plan.
	• No minimums for certain employer-sponsored retirement plans.	• No minimums for certain employer-sponsored retirement plans.
1.	The Fund will not accept single purchase orders of 1,000,000 or more for Class C shares. Class C shares are currently not offered for sale.

Effective October 1, 2016, the information contained in the section of the Fund’s Prospectus entitled “It’s easy to open an account – To open an account with 1290 Funds – Item 2.” is hereby deleted in its entirety and replaced with the following information:

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$1,000	$50
Individual Retirement Accounts (IRAs)	$500	$50
Automatic Bank Draft Plan**	$500	$50
Accounts established in a wrap program with which 1290 Funds, the Adviser or the distributor has an agreement.	$500	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.

* Does not apply to Class I shares.

** The Fund offers an automatic bank draft plan with a minimum initial investment of $500 through which the Fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A or Class C shares.

Effective October 1, 2016, the information contained in the section of the Fund’s Prospectus entitled “Additional Information – Additional Investor Services – Automatic Bank Draft Plan” is hereby deleted in its entirety and replaced with the following information:

Automatic Bank Draft Plan

An Automatic Bank Draft Plan is available for investors who wish to purchase Class A or Class C shares of the Fund in an amount of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500. Forms authorizing this service are available from 1290 Funds. For more information on how to join the Automatic Bank Draft Plan, please refer to the section entitled “Buying Shares.”